As filed with the Securities and Exchange Commission on December 30, 1996

                                         Registration No. 33-48605 and 811-06139
                                           (The 59 Wall Street U.S. Equity Fund)
                       (The 59 Wall Street Short/Intermediate Fixed Income Fund)
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 25



                          THE 59 WALL STREET FUND, INC.
               (Exact name of Registrant as specified in charter)

                 6 St. James Avenue, Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: (617)423-0800

PHILIP W. COOLIDGE                       Copy to: JOHN E. BAUMGARDNER, JR., ESQ.
6 St. James Avenue                                Sullivan & Cromwell
Boston, Massachusetts 02116                       125 Broad Street
Name and Address of Agent for Service)            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on (date)  pursuant  to  paragraph  (b)
[X] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on December 27, 1996, for Registrant's fiscal year ending October 31, 1996.



===============================================================================

                                EXPLANATORY NOTE




     This Amendment (the "Amendment") to the Registrant's Registration Statement relates to the Prospectus of The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Short/Intermediate Fixed Income Fund (each a "Fund", collectively the "Funds"), each a series of shares of the Registrant. This Amendment is being filed in order to (i) change the name of The 59 Wall Street Short/Intermediate Fixed Income Fund (the "Fund") to The 59 Wall Street Inflation-Indexed Securities Fund and edit the Fund's non-fundamental investment policies and restrictions accordingly; and (ii) convert the Fund to a Spoke(SM) fund in a Hub and Spoke (R)(1), a master-feeder investment fund structure.

         The other series of shares of the Registrant, The 59 Wall Small Company Fund, is offered by the Prospectus that was included in Part A of Amendment 22 to the Registrant's Registration Statement ("Amendment No. 22"). Two other series of shares of the Registrant (The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund) are offered by the Prospectus that is included in Part A of Amendment No. 23 to the Registrant's Registration Statement ("Amendment No. 23"). The remaining series of shares of the Registrant (The 59 Wall Street International Equity Fund") was offered by the Prospectus that was included in Part A of Amendment No. 15 to the Registrant's Registration Statement ("Amendment No. 15").

     This Amendment does not relate to, amend or otherwise affect the Prospectus of The 59 Wall Small Company Fund, which is incorporated herein by reference from Amendment No. 22, the Prospectus of The 59 Wall Street European Equity Fund and The Wall Street Pacific Basin Equity Fund, which is incorporated herein by reference from Amendment No. 23, and the Prospectus of The 59 Wall Street International Equity Fund, which is incorporated herein by reference from Amendment No. 15.



1 "HUB AND SPOKE(R)" is a service mark registered with the U.S. Patent and Trademark Office and "HUB(SM)" and "SPOKE(SM)" each, individually, is a service mark of Signature Financial Group, Inc. ("Signature"). Signature is the owner of U.S. Patent No. 5,193,056 for a data processing system for use in implementation and management of its Hub and Spoke structures. These terms pertain only to the Hub and Spoke U.S. master-feeder investment fund structure and the Hub and Spoke U.S. on shore/off shore master-feeder investment fund structure and do not pertain to the Global Hub and Spoke(SM) structure created by Signature.



 WS5231C

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

N-1A Item No.                                           Location

Part A
  Item 1.   Cover Page . . . . . . . . . . . . . . . .  Cover Page
  Item 2.   Synopsis . . . . . . . . . . . . . . . . .  Expense Table
  Item 3.   Condensed Financial Information. . . . . .  Financial Highlights
  Item 4.   General Description of Registrant. . . . .  Investment Objective
                                                          and Restrictions;
                                                          Description of Shares
  Item 5.   Management of the Fund . . . . . . . . . .  Management of the
                                                          Corporation and the
                                                          Portfolio; Expense
                                                          Table
  Item 5A.  Management's Description of Fund
             Performance  . . . . . . . . . . .  . . .  Not Applicable
  Item 6.   Capital Stock and Other Securities . . . .  Description of
  Item 7.   Purchase of Securities Being Offered . . .  Management of the
                                                          Corporation and the
                                                          Portfolio;
  Item 8.   Redemption or Repurchase . . . . . . . . .  Redemption of Shares
  Item 9.   Pending Legal Proceedings. ... . . . . . .  Not Applicable

Part B
  Item 10.  Cover Page . . . . . . . . . . . . . . . .  Cover Page
  Item 11.  Table of Contents. . . . . . . . . . . . .  Table of Contents
  Item 12.  General Information and History. . . . . .  Not Applicable
  Item 13.  Investment Objectives and Policies . . . .  Investment Objective and
                                                          Policies; Investment
                                                          Restrictions
  Item 14.  Management of the Fund . . . . . . . . . .  Directors, Trustees and
                                                          Officers
  Item 15.  Control Persons and Principal Holders
              of Securities  . . . . . . . . . . . . .  Directors, Trustees and
                                                          Officers
  Item 16.  Investment Advisory and Other Services . .   Administrator;
                                                          Distributor;
                                                          Investment Adviser;
  Item 17.  Brokerage Allocation and Other Practices .  Portfolio Transactions
  Item 18.  Capital Stock and Other Securities . . . .  Description of Shares
                                                         (in both the Prospectus
                                                          and the Statement of
                                                          Additional Information
  Item 19.  Purchase, Redemption and Pricing of
              Securities Being Offered. . . . . . . .   Purchase of Shares; Net
                                                          Asset Value;
                                                          Redemption in Kind
  Item 20.  Tax Status . . . . . . . . . . . . . . . .  Federal Taxes
  Item 21.  Underwriters . . . . . . . . . . . . . . .  Administrator;
                                                          Distributor; Purchase
                                                          of Shares
  Item 22.  Calculation of Performance Data  . . . . .  Computation of
                                                          Performance
  Item 23.  Financial Statements . . . . . . . . . . .  Financial Statements

Part C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

WS5427B
PROSPECTUS
                       THE 59 WALL STREET U.S. EQUITY FUND

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND


                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


         The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Inflation-Indexed Securities Fund are separate series of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus. The U.S. Equity Fund's investment objective is to provide investors with long-term capital growth while also generating current income. The assets of the U.S. Equity Fund under normal circumstances are fully invested in equity securities of companies that are well-established and financially sound. The U.S. Equity Fund is an appropriate investment for those investors seeking superior long-term returns combined with some current income and who are able to accept the risks inherent in equity investing.

         The Inflation-Indexed Securities Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. THE CORPORATION SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE INFLATION-INDEXED SECURITIES FUND BY INVESTING ALL OF THE FUND'S ASSETS IN THE INFLATION-INDEXED SECURITIES PORTFOLIO, A DIVERSIFIED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. (SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE" HEREIN). The Inflation-Indexed Securities Fund under normal circumstances is primarily invested in securities that are structured by the U.S. Treasury and other issuers to provide protection against inflation. The Fund is an appropriate investment for investors who are seeking to protect all or a part of their investment portfolio from the effects of inflation. Although this Fund is designed to have lesser price fluctuations than long term bond funds, investors should be able to accept fluctuations in the net asset value of their investment.


         There can be no assurance that either Fund's investment objective will be achieved.

         INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN & CO. OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.


         Brown Brothers Harriman & Co. is the investment adviser to the U.S. Equity Fund and the Inflation-Indexed Securities Portfolio, and the administrator of and the shareholder servicing agent for each Fund. Shares of the Funds are offered at net asset value without a sales charge.

         This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about each Fund that a prospective investor ought to know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1997. This information is incorporated herein by reference and is available without charge upon request from the Funds' distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




               The date of this Prospectus is February 28, 1997.

                                                 TABLE OF CONTENTS



Expense Table ...................................    3        Management of the Corporation and
Financial Highlights.............................    4          the Portfolio.....................               12
Special Information Concerning the                            Net Asset Value  ...................               17
  Two-Tier Fund Structure .......................    5        Dividends and Distributions.........               17
Investment Objective and Policies................    5        Taxes...............................               18
Investment Restrictions..........................    9        Description of Shares...............               19
Purchase of Shares...............................    10       Additional Information..............               20
Redemption of Shares.............................    11       Appendix............................               21


                          TERMS USED IN THIS PROSPECTUS



Corporation........................         The 59 Wall Street Fund, Inc.
Fund...............................         The 59 Wall Street Inflation-Indexed
                                            Securities Fund (the Inflation-
                                            Indexed Securities Fund)
Portfolio..........................         Inflation-Indexed Securities
                                            Portfolio
Investment Adviser.................         Brown Brothers Harriman & Co.
Administrator of the Corporation..          Brown Brothers Harriman & Co.
Administrator of the Portfolio....          Brown Brothers Harriman Trust
                                            Company (Cayman) Limited
Subadministrator of the Corporation.        59 Wall Street Administrators, Inc.
                                            ("59 Wall Street Administrators")
Subadministrator of the Portfolio..         Signature Financial Group (Cayman)
                                            Limited ("SFG-Cayman")
Distributor........................         59 Wall Street Distributors, Inc.
                                            ("59 Wall Street Distributors")
1940 Act...........................         The Investment Company Act of 1940,
                                            as amended

EXPENSE TABLE



         The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of each Fund, and the aggregate annual operating expenses of each Fund (and the Portfolio in the case of the Inflation-Indexed Securities Fund), as a percentage of average net assets of that Fund, and (ii) as examples illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund. THE DIRECTORS OF THE CORPORATION BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE INFLATION-INDEXED SECURITIES FUND AND THE PORTFOLIO CAN BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE CORPORATION RETAINED THE SERVICES OF AN INVESTMENT ADVISER ON BEHALF OF THE FUND AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.



                        SHAREHOLDER TRANSACTION EXPENSES


                                                               INFLATION-INDEXED
                                              U.S. EQUITY        SECURITIES
                                                  FUND               FUND


Sales Load Imposed on Purchases                   None               None
Sales Load Imposed on Reinvested Dividends        None               None
Deferred Sales Load                               None               None
Redemption Fee                                    None               None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)


                                                            INFLATION-
                                      U.S. EQUITY           INDEXED SECURITIES
                                      FUND                  FUND

Investment Advisory Fee                 0.65%                     0.40%
12b-1 Fee                               None                      None
Other Expenses
Administration Fee                      0.15%                     0.15%
Expense Payment Fee                     0.40     0.55             0.30     0.45
                                        ----     ----             ----     ----
Total Fund Operating Expenses           1.20%                     0.85%
                                        ====                      ====



EXAMPLES                                                  1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------                                                  ------        -------         -------         --------


U.S. EQUITY FUND:

   A shareholder of the Fund would
   pay the following expenses on a
   $1,000 investment, assuming (1)
   5% annual return, and (2) redemption
   at the end of each time period:                           $12            $38             $66             $145
                                                             ---            ---             ---             ----


INFLATION-INDEXED SECURITIES FUND:


   A shareholder of the Fund would
   pay the following expenses on a
   $1,000 investment, assuming (1)
   5% annual return, and (2) redemption
   at the end of each time period:                           $ 9            $27             $47             $105
                                                             ---            ---             ---             ----


     The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Examples, please note that $1,000 is currently less than each Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of each Fund bear directly or indirectly.

     Under separate agreements dated February 22, 1995, 59 Wall Street Administrators pays each Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Corporation's Administration Agreement and other than expenses relating to the organization of each Fund. Had these expense payment agreements not been in place, the total Fund operating expenses for the fiscal year ended October 31, 1996 would have been 1.28% and 1.40% of the average annual net assets of the U.S. Equity Fund and Inflation-Indexed Securities Fund, respectively, and the shareholder expenses reflected in the example above would have been $13, $41, $70 and $155, respectively for the U.S. Equity Fund and $14, $44, $77 and $168, respectively for the Inflation-Indexed Securities Fund. After the expense payment agreements terminate on July 1, 1997, the Directors of the Corporation estimate that, at each Fund's current asset level, the total Fund operating expenses may increase to approximately 1.25% and 1.40% of the average annual net assets of the U.S. Equity Fund and Inflation-Indexed Securities Fund, respectively. (See "Expense Payment Agreements" herein.)

     For more information with respect to the expenses of each Fund and the Portfolio see "Management of the Corporation and the Portfolio" herein.

FINANCIAL HIGHLIGHTS


   The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND


                                                                                                          For the period
                                                                                                          July 23, 1992
                                                              FOR THE YEARS ENDED OCTOBER 31,             (commencement of
                                                                                                            operations to

                                                      1996        1995         1994        1993          OCTOBER 31, 1992
                                                     --------    -------      -------     --------        ----------------
Net asset value, beginning of period ...........    $   9.76    $  9.37      $ 10.17     $   9.93          $  10.00
Income from investment operations:
Net investment income .......................           0.55       0.54         0.52         0.50              0.14
Net realized and unrealized (loss) gain .....          (0.09)      0.39        (0.74)        0.26             (0.09)


Less dividends and distributions (Note 1):
From net investment income ..................          (0.55)     (0.54)       (0.52)       (0.52)            (0.12)
From net realized gains .....................            -          -          (0.05)         -                 -
In excess of net realized gains .............            -          -          (0.01)         -                 -
                                                     --------    -------      -------      --------      --------------

Net asset value, end of period ..............       $   9.67    $  9.76      $  9.37      $  10.17         $   9.93
                                                     ========    =======      =======      ========     ================

Total return** ................................         4.88%     10.26%       (2.23)%        7.85%            0.49%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...        $ 16,821   $10,830      $10,328      $  9,729         $  1,648
Ratio of expenses to average net assets (Note 2)         0.85%     0.85%        0.85%         0.85%            0.85%*
Ratio of net investment income to average
     net assets .............................            5.73%     5.66%        5.29%         5.32%            6.23%*
Portfolio turnover rate .....................             114%      228%         129%          149%             207%

      * Annualized.


     ** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1996, 1995, 1994, 1993 and for the period ended October 31, 1992 would have been 1.40%, 1.40%, 1.46%, 1.46% and 6.99%, respectively. For the same periods, the total return of the Fund would have been 4.33%, 9.71%, (2.84)%, 7.24% and (5.65)%, respectively. Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1996 and 1995 reflect fees reduced in connection with specific agreements. Had these arrangements not been in place, these ratios would have been 1.42% and 1.43%, respectively.

                       THE 59 WALL STREET U.S. EQUITY FUND

                                                                                                          For the period
                                                                                                          July 23, 1992
                                                              FOR THE YEARS ENDED OCTOBER 31,             (commencement of
                                                                                                           operations to
                                                       1996        1995         1994        1993          OCTOBER 31, 1992
                                                     --------    -------      -------     --------        ----------------


Net asset value, beginning of period .........     $  36.46     $ 29.84      $ 28.80        25.77          $  25.00

Income from investment operations:
Net investment income .......................          0.16        0.26         0.26         0.28              0.07
Net realized and unrealized gain ............          6.75        7.15         1.05         3.04              0.76

Less dividends and distributions from (Note 1):
Net investment income .......................         (0.20)      (0.28)       (0.17)       (0.29)            (0.06)
Net realized gains ..........................         (0.87)      (0.51)       (0.10)         -                 -
                                                     --------     -------     -------      --------      --------------

Net asset value, end of period ................     $  42.30    $ 36.46      $ 29.84      $  28.80         $  25.77
                                                     ========     =======     =======      ========     ================

Total return** ..................................      19.32%     25.50%        4.61%        12.91%            3.32%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...       $ 50,773    $32,000      $22,124      $ 10,992         $  2,378
Ratio of expenses to average
     net assets (Note 2) ....................           1.20%      1.20%        1.20%         1.20%            1.20%*
Ratio of net investment income to average
     net assets .............................           0.40%      0.84%        1.06%         1.07%            1.20%*
Portfolio turnover rate .....................             42%        69%          61%           52%               2%
Average commission rate paid per share ......       $   0.08    $  0.08          -             -                -

      * Annualized.
     ** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1996, 1995, 1994, 1993 and for the period ended October 31, 1992 would have been 1.21%, 1.28%, 1.46%, 2.09% and 5.58%, respectively. For the same periods, the total return of the Fund would have been 19.31%, 25.42%, 4.35%, 12.02% and 1.06%, respectively. Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.30% and 1.38%, respectively.

Further information about performance of the Funds is contained in the Funds' annual report to shareholders which may be obtained without charge.


SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE
(INFLATION-INDEXED SECURITIES FUND ONLY)

         The Corporation seeks to achieve the investment objective of the Inflation-Indexed Securities Fund, which is an open-end investment company, by investing all of the Fund's assets in the Portfolio, a separate open-end investment company with the same investment objective as the Fund. The use of the two-tier structure was approved by the shareholders of the Fund on September 23, 1993. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

         The investment objective of the Fund may not be changed without the approval of the shareholders of that Fund and the investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio. Shareholders shall receive 30 days prior written notice of any change in the investment objective of the Fund or the Portfolio. For a description of the investment objective, policies and restrictions of the Fund and Portfolio, see "Investment Objective and Policies" and "Investment Restrictions" on page [].

     Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

         The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. In the event the Directors of the Corporation were unable to accomplish either, the Directors would determine the best course of action.

         As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from the Portfolio, a small fund remaining as an investor in the Portfolio may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.

         For descriptions of the management and expenses of the Portfolio, see "Management of the Corporation and the Portfolio" on page [] and in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of the U.S. Equity Fund is to provide investors with long-term capital growth while also generating current income. The investment objective of the Inflation-Indexed Securities Fund and the Portfolio is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The investment objective, policies and restrictions of the Portfolio are the same as those of the Inflation-Indexed Securities Fund.

         The investment objective of each Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies of each Fund and the Portfolio, as described below, are not fundamental and may be changed without such approval.

         The Corporation may, in the future, seek to achieve the U.S. Equity Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.


                                U.S. EQUITY FUND

         The U.S. Equity Fund is an appropriate investment for those investors seeking superior long-term returns combined with some current income and who are able to accept the risks inherent in equity investing.

         The assets of the U.S. Equity Fund under normal circumstances are fully invested in equity securities traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Although the assets of the U.S. Equity Fund are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts. Investments generally consist of equities issued by domestic firms; however, equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.


         While the Fund intends to be fully invested in equity securities, for defensive purposes a portion of the Fund's assets may temporarily be held in cash or invested in fixed income securities, including U.S. Government obligations, zero coupon bonds, commercial paper, bank obligations and repurchase agreements. These fixed income securities are securities in which the Portfolio also may invest. (See "Appendix A" on page [] for more detail.)


         The U.S. Equity Fund primarily invests in medium and large sized companies with a sound financial structure, proven management, an established industry position and competitive products and services. In selecting individual securities, the focus is primarily on those companies that exhibit above average revenue and earnings growth as well as high or improving returns on investment. Investments are also made in companies that pay out reasonable cash dividends.

         The U.S. Equity Fund holds a broadly diversified portfolio representing many sectors of the U.S. economy. This industry diversification and participation in both growth and income oriented equities is designed to control the portfolio's exposure to market risk and company specific risk.

         Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

[The following table was represented by a line chart in the printed material]

                           Growth of a $1 investment
                                  made in 1925

 1925     1935     1945     1955        1965        1975        1985      1995
 ----     ----     ----     ----        ----        ----        ----      ----
   $1       $2       $4      $19         $53         $73        $279     $1,114
   $1       $2       $3       $3          $3          $5         $11        $34
   $1       $1       $1       $1          $2          $3          $8        $13
   $1       $1       $1       $2          $2          $3          $6         $9


This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks, long-term government bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman & Co.

         The U.S. Equity Fund is actively managed by a team of investment professionals and research analysts. (See "Investment Adviser".) The Investment Adviser analyzes economic trends and identifies stocks appropriate for investment by the Fund. Investment decisions are the result of a disciplined process which systematically evaluates future growth expectations and asset valuations in relation to prevailing price levels.

         RISK FACTORS. Although the assets of the Fund are invested primarily in equity securities of larger, well-established companies, the portfolio is subject to market risk, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based mutual fund, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.


                        INFLATION-INDEXED SECURITIES FUND

         The Fund is an appropriate investment for investors who are seeking to protect all or a part of their investment portfolio from the effects of inflation. Traditional U.S. Treasury fixed-principal notes and bonds pay a stated return or rate of interest in dollars and are redeemed at their par amount. Inflation during the period the securities are outstanding will diminish the future purchasing power of these dollars. The Portfolio will invest primarily in securities that are structured by the U.S.
Treasury or others to provide protection against inflation.

         Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities that are structured by the U.S. Treasury or other issuers to provide protection against inflation ("Inflation-Protection Securities" or "IPS"). IPS may be issued by the U.S. Treasury in the form of notes or bonds and will initially be issued as 10-year notes. The U.S. Treasury has announced its intention (although there is no guarantee it will do so) to issue additional securities with a term to maturity as long as 30 years and as short as five years. The Investment Adviser believes that other U.S. Government and corporate issuers will also issue these types of securities in the future. When these securities with different maturities and different issuers are issued, the Investment Adviser will buy from among the available issues those securities that will provide the maximum relative value to the Portfolio. The Portfolio may also invest in U.S. Government securities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IPS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Portfolio may consist of any combination of these securities consistent with investment strategies employed by the Investment Adviser.

         IPS are newly created U.S. Treasury securities that provide for semi-annual payments of interest and a payment of principal at maturity and whose principal value, unlike other U.S. Treasury securities, will be adjusted for inflation or deflation as measured by the U.S. Government. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date. The principal amount of an IPS will be adjusted semi-annually based on monthly changes in the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), which is published by the Bureau of Labor Statistics of the U.S. Department of Labor. This adjustment will be based on the value of the CPI-U reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security will never be less than the original face or par amount of the security at issuance. If the IPS' principal amount at issuance exceeds the security's inflation-adjusted principal amount for the maturity date, the security will provide for an additional payment at maturity in the amount of such excess.

         The U.S. Department of the Treasury believes the issuance of IPS will reduce interest costs to the Treasury over the long term while providing investors a long-term investment vehicle that is not vulnerable to inflation. IPS also may be "stripped" of their interest and principal components and transferred as separate instruments. See "Zero Coupon Securities" below.

         The Fund's income yield will likely reflect "real rates" of interest (that is, the then-prevailing inflation rate plus a real rate of return available in the fixed income market). These "real rates" of interest have historically been around 3.5%. The current income generated by the Portfolio is expected to be below that of more traditional bond funds. The Portfolio, however, will benefit as a result of the inflation adjustments that will be made to the Portfolio's holdings at their final maturity, therefore providing a degree of predictability to the inflation-adjusted value of Fund shares.

         In addition to investing in IPS, the Portfolio invests in other U.S. Government securities; mortgage-backed securities and other asset-backed securities; zero coupon securities; and money market instruments, which include commercial paper, bank obligations (such as certificates of deposit and bankers acceptances), repurchase agreements, and reverse repurchase agreements. (See "Appendix A" on page [] for more detail.)

         The U.S. Government securities purchased for the Portfolio are backed by the full faith and credit of the United States or by the credit of an agency of the U.S. Government. Asset-backed securities purchased for the Portfolio are rated at the time of purchase in one of the three highest quality categories of the Standard & Poors Corporation (meaning AAA, AA or A) or Moody's Investors Service, Inc. (meaning Aaa, Aa or A). All mortgage-backed securities and zero coupon securities are issued by, or collateralized by securities issued by, the U.S. Government, its agencies or instrumentalities. Money market instruments purchased for the Portfolio are of high quality and meet the credit standards established by the Portfolio's Board of Trustees. The dollar weighted average quality of the Portfolio is at least AA at all times.






         The Portfolio is actively managed by a team of investment professionals. (See "Investment Adviser".) The Investment Adviser analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Portfolio are regularly reviewed in an effort to enhance returns.

                                  RISK FACTORS

         IPS in which the Portfolio may invest are new securities. There are special investment risks, particularly share price volatility and potential adverse tax consequences, associated with investment in IPS. These risks are described in the following section. You should read that section carefully to make sure you understand the nature of the Fund before you invest in it.

INVESTING IN INFLATION PROTECTION SECURITIES. An investment in securities with principal or interest determined by reference to an inflation index involves factors typically not associated with an investment in a fixed-principal security. These factors may include, without limitation, the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or with changes in other indices, that the resulting interest may be greater or less than that payable on other securities of similar maturities and quality, and that, in the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components, will decrease.

SHARE PRICE VOLATILITY. IPS are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. IPS provide this "protected" return only if held to maturity, however. In addition, IPS may not trade at par value. "Real" interest rates (the market rate of interest less the anticipated rate of inflation) change over time, as a result of many factors, such as what investors are demanding as a true value for money. IPS prices will be sensitive when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IPS and the share price of the Fund will fall. Investors in the Fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

THE IPS MARKET. It is not possible to predict with assurance how the market for IPS will develop. While the U.S. Treasury expects that there will be an active secondary market for IPS issued by it, that market initially may not be as active or liquid as the secondary market for fixed-principal Treasury securities. This is because, as a new product, IPS may not be as widely traded or as well understood as fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IPS than the bid-asked spreads for fixed-principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns. The Investment Adviser currently believes that the market for IPS will be sufficient to permit the Fund and the Portfolio to pursue its investment objective. However, should the market for IPS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of U.S. Government securities in excess of 35% of the Portfolio's total assets.


         INDEXING METHODOLOGY. The calculation of the index ratio incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the index. To the extent that inflation has increased the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IPS securities does not accurately adjust for inflation, the value of the IPS securities could be adversely affected.

TAXATION. IPS will be subject to specific tax regulations under the original issue discount rules of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Portfolio will be required to accrue an increasing amount of inflation-adjusted income. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the income accrued by the Portfolio with respect to IPS for which the Portfolio receives no payments in cash prior to their maturity. Consequently, the Portfolio may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements.


                               HEDGING STRATEGIES


         Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the U.S. Equity Fund and put and call options on fixed income securities may be purchased for the Portfolio. (See "Appendix B" on page [] for more detail.) For the same purpose, put and call options on stocks may be purchased and futures contracts on stock indexes may be entered into for the U.S. Equity Fund and interest rate futures contracts may be entered into for the Portfolio, although in each case the current intention is not to do so in such a manner that more than 5% of the Fund's or the Portfolio's net assets would be at risk.

         Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance income, options on fixed income securities may be written for the Portfolio.

         Over-the-counter (OTC) options purchased are treated as not readily marketable. (See "Investment Restrictions".)


                               PORTFOLIO BROKERAGE


         The portfolio of the U.S. Equity Fund is managed actively in pursuit of its investment objective. As a result, the annual portfolio turnover rate for that Fund is generally expected to be approximately 50% (excluding turnover of obligations having a maturity of one year or less). Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 50% annual turnover rate would occur, for example, if half of the securities in a Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 1996, the portfolio turnover rate for U.S. Equity Fund was []%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the turnover rate activity increases.

         In effecting securities transactions for a Fund or the Portfolio, the Investment Adviser seeks to obtain the best price in execution of orders. In selecting brokers, the Investment Adviser considers the quality and reliability of brokerage services, including: execution capability, reliability for prompt, accurate confirmations and on time delivery of securities; and financial condition and responsibility. The Investment Adviser may consider the research and other investment information provided by a broker.

Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         The Investment Adviser may direct a portion of the U.S. Equity Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the U.S. Equity Fund to pay other unaffiliated service providers on behalf of the U.S. Equity Fund for services provided for which the U.S. Equity Fund would otherwise be obligated to pay. Such commissions paid by the U.S. Equity Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         Brown Brothers Harriman & Co. acts as one of the principal brokers of the U.S. Equity Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the U.S. Equity Fund, Brown Brothers Harriman & Co. receives brokerage commissions from that Fund.


         The securities in which the Portfolio invests are traded primarily in the over-the-counter market. For the fiscal year ended October 31, 1996, the portfolio turnover rate for Inflation-Indexed Securities Fund was []%. Where possible transactions on behalf of the Portfolio are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Portfolio regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. (See "Portfolio Transactions" in the Statement of Additional Information.)


         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund or the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Fund or the Portfolio may be, with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including that Fund or the Portfolio, as the case may be. In some instances, this procedure might adversely affect the Fund or the Portfolio.

                           OTHER INVESTMENT TECHNIQUES


         LOANS OF PORTFOLIO SECURITIES. Loans up to 30% of the total value of the securities of a Fund or the Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of a Fund or the Portfolio, as the case may be, at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending its securities, the income of a Fund or the Portfolio can be increased by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to that Fund and its shareholders or the Portfolio and its investors, as the case may be.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Securities may be purchased for a Fund or the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Fund or the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for a Fund or the Portfolio on a when- issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the net asset value of the Fund or the Portfolio, as the case may be. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Fund or the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments may not be entered for a Fund or the Portfolio into if such commitments exceed in the aggregate 15% of the market value of that Fund's or the Portfolio's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.


INVESTMENT RESTRICTIONS


         The Statement of Additional Information for the Funds includes a listing of the specific investment restrictions which govern each Fund's and the Portfolio's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be, (see "Additional Information" in this Prospectus), including a restriction that excluding a Fund's investment of all of its investable assets in an open-end investment company with substantially the same investment objective as the Fund, not more than 10% of the net assets of a Fund or the Portfolio may be invested in securities that are subject to legal or contractual restrictions on resale.

         As a non-fundamental policy, money is not borrowed for a Fund or the Portfolio in an amount in excess of 10% of the assets of that Fund or the Portfolio, as the case may be. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for a Fund or the Portfolio at any time at which the amount of its borrowings exceed 5% of the assets of that Fund's or the Portfolio's, as the case may be.

         Also as a non-fundamental policy, at least 65% of the value of the total assets of the U.S. Equity Fund is invested in equity securities, and at least 65% of the value of the total assets of the Portfolio is invested securities that are structured by the U.S. Treasury and other issuers to provide protection against inflation.

         In accordance with applicable regulations, the Funds and the Portfolio do not purchase any OTC option, repurchase agreement maturing in more than seven days, security of a foreign issuer which is not registered or not exempt from registration under the Securities Act of 1933, security of a company which, including predecessors, has a record of less than three years of operations, or other security that is not readily marketable, if after such purchase more than 10% of the market value of that Fund's or the Portfolio's net assets would be represented by such investments.

         Each Fund and the Portfolio are classified as diversified under the 1940 Act, which means that at least 75% of their total assets are represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount not greater in value than 5% of that Fund's or the Portfolio's total assets. The U.S. Equity Fund does not purchase more than 10% of the outstanding voting securities of any company and the Portfolio does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).


PURCHASE OF SHARES


         Shares of each Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of each Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Purchases must be paid for in immediately "available" funds on the next business day after the purchase order has been executed. Shares are entitled to dividends declared, if any, starting as of the first business day following the day a purchase order is executed.

     An investor who has an account with an Eligible Institution (see page []) or a Financial Intermediary (see page []) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, a wire transfer or a duly authorized bank guarantee that immediately "available" funds will be transferred to the Corporation on the next business day after the purchase order has been executed. Brown Brothers Harriman & Co., as the Funds' Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Funds of $25,000 and a minimum subsequent purchase requirement for the Funds of $10,000. These minimum purchase requirements may be amended from time to time.




         Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Funds should be directed to Brown Brothers Harriman & Co., the Funds' Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES


         A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days. Shares will continue to earn dividends declared, if any, through the business day a redemption request is executed.

         Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

         Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Funds' Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder.




                         REDEMPTIONS BY THE CORPORATION


         The Funds' Shareholder Servicing Agent (see page []), each Eligible Institution and each Financial Intermediary (see page []) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Funds' Shareholder Servicing Agent, has established a minimum account size of $25,000.


                         FURTHER REDEMPTION INFORMATION

         In the event a shareholder redeems all shares held in a Fund, future purchases of shares of that Fund by such shareholder would be subject to that Fund's minimum initial purchase requirements. The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

         An investor should be aware that redemptions from a Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

         The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

         A shareholders right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)


MANAGEMENT OF THE CORPORATION AND THE PORTFOLIO

                        DIRECTORS, TRUSTEES AND OFFICERS

         The Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor of each Fund, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.

         Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Funds or the Portfolio. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)


The Directors of the Corporation are:



J.V. Shields, Jr. - CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SHIELDS & COMPANY


Eugene P. Beard -  VICE CHAIRMAN -- FINANCE AND OPERATIONS OF THE INTERPUBLIC
                   GROUP OF COMPANIES

David P. Feldman - CHAIRMAN AND CHIEF EXECUTIVE OFFICER -- AT&T INVESTMENT
                   MANAGEMENT CORPORATION

Alan G. Lowy -     PRIVATE INVESTOR

Arthur D. Miltenberger - VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF
                         RICHARD K. MELLON AND SONS

The Trustees of the Portfolio are:

H.B. Alvord - RETIRED, FORMER TREASURER AND TAX COLLECTOR OF LOS ANGELES COUNTY

Richard L. Carpenter - DIRECTOR OF INTERNAL INVESTMENTS OF THE PUBLIC SCHOOL
                       EMPLOYEES' RETIREMENT SYSTEM

Clifford A. Clark - RETIRED, FORMER SENIOR MANAGER OF BROWN BROTHERS HARRIMAN
                     & CO.

David M. Seitzman - PRACTICING PHYSICIAN WITH SEITZMAN, SHUMAN, KWART
                    AND PHILLIPS



                               INVESTMENT ADVISER


         The Investment Adviser to the U.S. Equity Fund and the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

         Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the U.S. Equity Fund and the Portfolio. Subject to the general supervision of the Corporation's Directors and the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the U.S. Equity Fund and the Portfolio places the purchase and sale orders for portfolio transactions, and generally manages the investments of the U.S. Equity Fund and the Portfolio. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1996, it managed total assets of approximately $25 billion.

         Mr. Eugene C. Rainis is the partner in charge of fixed income management and fixed income investment policy at Brown Brothers Harriman & Co. Mr. Rainis holds a B.S. from Fordham University, a M.B.A. from the Wharton School of the University of Pennsylvania and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1965. Mr. Glenn E. Baker and Mr. John
A. Lovito are the portfolio managers for the Portfolio. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan. He joined Brown Brothers Harriman & Co. in 1991. Mr. Lovito holds both a B.A. and a M.B.A. from Fordham University. He joined Brown Brothers Harriman & Co. in 1986.

         Mr. Donald B. Murphy is the partner responsible for U.S. equity investment management at Brown Brothers Harriman & Co. Mr. Murphy holds a B.A. from Yale University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1966. Mr. Harry J. Martin and Mr. William M. Weiss are the portfolio managers for the U.S. Equity Fund. Mr. Martin holds a B.S. from the U.S. Merchant Marine Academy, and a M.B.A. from Harvard Business School. He joined Brown Brothers Harriman & Co. in 1973. Mr. Weiss holds a B.A. from Colgate University, a M.B.A. from the University of Chicago, and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1987.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreements, Brown Brothers Harriman & Co. receives from the U.S. Equity Fund and the Portfolio an annual fee, computed daily and payable monthly, equal to 0.65% and 0.40%, respectively, of the average daily net assets of each Fund. Brown Brothers Harriman & Co. and its affiliates also receive an administration fee from the Funds and the Portfolio and a shareholder servicing/eligible institution fee from each Fund equal to 0.15% and 0.25%, respectively, of each Funds average daily net assets. Prior to the date of this prospectus, Brown Brothers Harriman & Co. served as investment adviser to the Inflation-Indexed Securities Fund and received a fee for its services equal to the investment advisory fee currently paid by the Portfolio.

         The investment advisory services of Brown Brothers Harriman & Co. to the U.S. Equity Fund and the Portfolio are not exclusive under the terms of the respective Investment Advisory Agreements. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.


         Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to 59 Wall Street.

         Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to 59 Wall Street.


                                 ADMINISTRATORS

         Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio.

(See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.


         In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Funds' prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

         For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the U.S. Equity Fund and the Inflation-Indexed Securities Fund an annual fee, computed daily and payable monthly, equal to 0.15% and 0.125%, respectively, of each Fund's average daily net assets. From November 1, 1993 to the date of this Prospectus, Brown Brothers Harriman & Co. received an annual administration fee directly from the Inflation-Indexed Securities Fund equal to 0.15% of the Fund's average daily net assets.

         Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of "available" funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.


         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG- Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           SHAREHOLDER SERVICING AGENT

         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.


                            FINANCIAL INTERMEDIARIES

         From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              ELIGIBLE INSTITUTIONS


         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, that financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom that financial institution was the holder or agent of record.





                           EXPENSE PAYMENT AGREEMENTS


         Under separate agreements dated February 22, 1995, 59 Wall Street Administrators pays each Fund's expenses (see "Expense Table"), other than fees paid to Brown Brothers Harriman & Co. under the Corporation's Administration Agreement and other than expenses relating to the organization of each Fund. In return, 59 Wall Street Administrators receives a fee from each Fund such that after such payment the aggregate expenses of each Fund (including the allocation of aggregate expenses of the Portfolio in the case of the Inflation-Indexed Securities Fund) do not exceed an agreed upon annual rate, currently 1.20% and 0.85% of the average daily net assets of the U.S. Equity Fund and the Inflation-Indexed Securities Fund, respectively. Such fees are computed daily and paid monthly. During the fiscal year ended October 31, 1996, 59 Wall Street Administrators incurred $448,527 and $140,502 in expenses, including investment advisory fees of $277,632 and $46,266 and shareholder servicing/eligible institution fees of $106,782 and $28,917, on behalf of the U.S. Equity Fund and the Inflation-Indexed Securities Fund, respectively, and received fees of $[] and $[] from the U.S. Equity Fund and the Inflation-Indexed Securities Fund, respectively.

         Each expense payment agreement will terminate on July 1, 1997. After the expense payment agreements terminate, the Directors of the Corporation estimate that, at each Fund's current level, the total operating expenses of each Fund (including the allocation of aggregate expenses of the Portfolio in the case of the Inflation-Indexed Securities Fund) may increase to approximately 1.25% and 1.40% of the average annual net assets of the U.S. Equity Fund and Inflation-Indexed Securities Fund, respectively.

         The expenses of each Fund paid by 59 Wall Street Administrators under the agreements include the shareholder servicing/eligible institution fees, the compensation of the Directors of the Corporation; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of a Fund; insurance premiums; expenses of calculating the net asset value of shares of a Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; expenses relating to the issuance, registration and qualification of shares of a Fund; and expenses connected with the execution, recording and settlement of portfolio security transactions; and the expenses associated with the investment advisory agreement.



                                   DISTRIBUTOR


         59 Wall Street Distributors acts as exclusive Distributor of shares of each Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

         59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.




                             CUSTODIAN, TRANSFER AND
                            DIVIDEND DISBURSING AGENT


         State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for each Fund and the Portfolio and Transfer and Dividend Disbursing Agent for each Fund.

         As Custodian for the Funds, it is responsible for holding the Funds' assets (including, in the case of the Inflation-Indexed Securities Fund, the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Funds and each day computes the net asset value per share of each Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

         As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.


                              INDEPENDENT AUDITORS


         Deloitte & Touche LLP are the independent auditors for the Funds. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolio.


NET ASSET VALUE

         Each Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of each Fund's net asset value per share is made by subtracting from the value of the total assets of a Fund the amount of its liabilities and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.


         Values of assets held by the U.S. Equity Fund and the Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)


DIVIDENDS AND DISTRIBUTIONS


         Substantially all of each Fund's net investment income, together with a discretionary portion of any net short-term capital gains, is declared and paid to shareholders as a dividend, semi-annually in the U.S. Equity Fund and monthly in the Inflation-Indexed Securities Fund. Substantially all of each Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made to the extent necessary to avoid the imposition of federal excise tax on a Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.


         A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends and capital gains distributions paid in cash has the amount of such dividends and capital gains distributions automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends and capital gains distributions reinvested is able to do so, in both whole and fractional shares.


     Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES


         Each year, the Corporation intends to qualify each Fund and elect that each Fund be treated as a separate regulated investment company under the Internal Revenue Code of 1986, as amended. Accordingly, the Funds are not subject to federal income taxes on their net income and realized net long-term capital gains that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to meet such requirements. The Portfolio is not required to pay any federal income or excise taxes.


         Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the U.S. Equity Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of that Fund's net income may consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

         Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in a Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.


                              STATE AND LOCAL TAXES

         The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                FOREIGN INVESTORS

         Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

                                OTHER INFORMATION

         Annual notification as to the tax status of capital gains distributions, if any, are provided to shareholders shortly after October 31, the end of each Fund's fiscal year. Additional tax information is mailed to shareholders in January.

         This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

         The Corporation is an open-end management investment company organized on July 16, 1990 as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617)423- 0800.


         The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the U.S. Equity Fund and 25,000,000 as shares of the Inflation-Indexed Securities Fund (formerly, The 59 Wall Street Short/Intermediate Fixed Income Fund). The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are four such series in addition to the Funds.

         Each share of a Fund represents an equal proportional interest in that Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders.


         Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

         The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.


         The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution, may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

         The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Inflation-Indexed Securities Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Inflation-Indexed Securities Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Inflation-Indexed Securities Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Each investor in the Portfolio, including the Inflation-Indexed Securities Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.


ADDITIONAL INFORMATION


         As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.


         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.


         Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poors 500 Index, Donoghue's Money Fund Index and Shearson Lehman Intermediate Bond Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.


         Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.


         The Inflation-Indexed Securities Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


         This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX A--INFLATION-INDEXED SECURITIES FUND

         THIS APPENDIX IS INTENDED TO PROVIDE DESCRIPTIONS OF THE SECURITIES THE PORTFOLIO MAY PURCHASE. HOWEVER, THE PORTFOLIO MAY PURCHASE OTHER SECURITIES NOT MENTIONED BELOW IF THEY MEET THE QUALITY AND MATURITY GUIDELINES SET FORTH IN THE FUND'S INVESTMENT POLICIES.

                           U.S. GOVERNMENT SECURITIES


         Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through securities of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.





                           MORTGAGE-BACKED SECURITIES


         Assets of the Portfolio also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Portfolio, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Portfolio reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Portfolio may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Portfolio.


         MBS which may be purchased for the Portfolio include:

         FIXED RATE MORTGAGE SECURITIES. Also known as fixed rate pass-through securities, these are MBSs backed by pools of mortgages with fixed interest rates. The principal and interest payments generated by the underlying mortgages are passed-through pro rata to investors. Complete return of principal and final maturity of the pass-through occurs only after the last mortgage in the pool has been retired. These securities are the most common type of MBS, and the mortgage pool generally is comprised of either 15- or 30-year mortgages.

         ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). Similar in structure to the fixed rate pass-through securities, ARMS are MBSs backed by pools of mortgages with adjustable or floating rates. Not unlike other fixed-income securities, the market value of ARMS may vary with changes in market interest rates. Due to the floating rate nature of the interest payments on the underlying mortgages, ARMS generally entail less risk of a decline in market value during periods of rising rates than comparable fixed-rate investments but have less potential for capital appreciation during periods of falling rates.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are MBS securities collateralized by fixed or adjustable rate mortgages or MBSs. CMOs are distinguished from pass-throughs by the method used for distributing cash flow. CMOs are issued in classes or series of mortgages with varying maturities and are often retired in sequence. Because the CMO cash flow is distributed sequentially, instead of pro rata as with traditional pass-through securities, the returns and average lives of certain classes of CMOs may be more predictable.

                             ASSET-BACKED SECURITIES

         Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

                             ZERO COUPON SECURITIES


         Zero coupon securities purchased for the Portfolio are issued by, or collateralized by securities issued by, the U.S. Government, its agencies or instrumentalities. Such issues include:


         U.S. Treasury STRIPS (separate trading of registered interest and principal of securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP), the Financing Corporation (FICO) and the Tennessee Valley Authority (TVA) can also be stripped in this fashion.

         U.S. Treasury STRIPS are also created when a dealer deposits a Treasury security or a federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that is generated by this security separately. Proprietary receipts, such as certificates of accrual on Treasury securities (CATS), Treasury investment growth receipts (TIGRs) and generic Treasury receipts (TRs) are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by the broker sponsors.


         IPS will be eligible for the STRIPS program immediately upon their issurance by the Treasury. Under this program, the interest and principal components of an IPS may be transferred as separate instruments (stripped bonds and coupons).

         Zero coupon bonds can be issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.



         Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its daily income, the Portfolio takes into account as income a portion of the difference between a zero coupon bonds purchase price and its face value.


                                COMMERCIAL PAPER



         Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations.


         Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrowers ability to pay on demand.


         At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (E.G., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets.


                                BANK OBLIGATIONS


         Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (E.G., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman & Co., the Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's total assets would be invested in such deposits.

                             REPURCHASE AGREEMENTS


         Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S.Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the market value of the Portfolio's total assets would be invested in such repurchase agreements together with any other investment being held for the Portfolio for which market quotations are not readily available.


                          REVERSE REPURCHASE AGREEMENTS


         Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S.Government obligations. This is an agreement in which the Corporation agrees for the Portfolio to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements is invested for the Portfolio. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

APPENDIX B--HEDGING STRATEGIES

         OPTIONS ON STOCK INDEXES (U.S. EQUITY FUND ONLY). A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poors 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

         The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the U.S. Equity Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the U.S. Equity Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.


         OPTIONS ON FIXED INCOME SECURITIES (INFLATION-INDEXED SECURITIES FUND
ONLY). A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

         The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Portfolio being hedged correlate with price movements of the fixed income securities selected. The value of these options depends upon future movements in the level of interest rates as reflected in the price of the underlying fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Portfolio is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

         The Portfolio intends to write (sell) covered put and call options on optionable fixed income securities. Call options written by the Portfolio give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio during the term of the option at a stated exercise price. Call options are covered, for example, when the Portfolio owns the underlying securities, and put options are covered, for example, when the Portfolio has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Portfolio may also write straddles (combinations of puts and calls on the same underlying security).

         The Portfolio receives a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Portfolio to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Portfolio's portfolio strategies.

THE 59 WALL STREET FUND, INC.


Investment Adviser and Administrator

BROWN BROTHERS HARRIMAN & CO.

59 WALL STREET

NEW YORK, NEW YORK  10005



Distributor

59 WALL STREET DISTRIBUTORS, INC.

6 ST. JAMES AVENUE

BOSTON, MASSACHUSETTS  02116



Shareholder Servicing Agent

BROWN BROTHERS HARRIMAN & CO.

59 WALL STREET

NEW YORK, NEW YORK  10005

(800) 625-5759


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.



                                U.S. Equity Fund



                                Inflation-Indexed
                                 Securities Fund


                                   PROSPECTUS

                                February 28, 1996

================================================================================
STATEMENT OF ADDITIONAL INFORMATION

                       THE 59 WALL STREET U.S. EQUITY FUND
              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


================================================================================


         The 59 Wall Street U.S. Equity Fund (the "U.S. Equity Fund") and The 59 Wall Street Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund") (each a "Fund" and collectively the "Funds") are separate portfolios of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The U.S. Equity Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The U.S. Equity Fund's investment objective is to provide investors with long-term capital growth while also generating current income. The Inflation-Indexed Securities Fund is designed to enable investors to be invested in a portfolio of securities that are structured by the U.S. Treasury and other issuers to provide protection against inflation. The Inflation-Indexed Securities Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Corporation seeks to achieve the investment objective of the Inflation-Indexed Securities Fund by investing all of the Fund's assets in the Inflation-Indexed Securities Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. There can be no assurance that either Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") to the U.S. Equity Fund and the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated February 28, 1997, a copy of which may be obtained from the Corporation at the address noted above.

                   TABLE OF CONTENTS
                                                              CROSS-REFERENCE TO
                                                        PAGE  PAGE IN PROSPECTUS

Investment Objective and Policies  . . . . . . . . .     2            5-9

Investment Restrictions  . . . . . . . . . . . . . .     5              9

Directors, Trustees and Officers . . . . . . . . . .     8             12

Investment Adviser . . . . . . . . . . . . . . . . .    11          12-13

Administrator  . . . . . . . . . . . . . . . . . . .    12          13-14

Distributor  . . . . . . . . . . . . . . . . . . . .    13          15-16

Net Asset Value; Redemption in Kind  . . . . . . . .    13             16

Computation of Performance . . . . . . . . . . . . .    14             19

Federal Taxes  . . . . . . . . . . . . . . . . . . .    15          17-18

Description of Shares  . . . . . . . . . . . . . . .    17             18

Portfolio Transactions . . . . . . . . . . . . . . .    19            8-9

Corporate Bond, Commercial Paper and Note Ratings  .    21          20-23

Additional Information . . . . . . . . . . . . . . .    22             19

Financial Statements . . . . . . . . . . . . . . . .    23              4


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 28, 1997.

INVESTMENT OBJECTIVE AND POLICIES

================================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund and the Portfolio.

                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                          FUTURES AND OPTIONS CONTRACTS

         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the U.S. Equity Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.


         FUTURES CONTRACTS ON STOCK INDEXES AND FIXED INCOME SECURITIES. For the sole purpose of reducing risk, futures contracts on fixed income securities ("interest rate Futures Contracts") may be entered into for the Portfolio and futures contracts on stock indexes may be entered into for the U.S. Equity Fund (collectively, "Futures Contracts"), although the current intention is not to do so in such a manner that more than 5% of a Fund's or the Portfolio's net assets would be at risk.

         In order to assure that the Fund and the Portfolio are not deemed "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund and the Portfolio enter into transactions in futures contracts and options on futures contracts only (I) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's or the Portfolio's assets.

         Futures Contracts are used to hedge against anticipated future changes in interest rates or overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

         In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund or the Portfolio would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

         The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities or stock index selected. The value of a Futures Contract depends upon future movements in the price of the fixed income securities or in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Fund or the Portfolio is subject to the Investment Adviser's ability both to select appropriate fixed income securities or an appropriate index and to predict future price movements over the short term in those securities or in the overall stock market. The incorrect choice of fixed income securities or an index or an incorrect assessment of future price movements over the short term in those securities or in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When a Fund or the Portfolio enters into a Futures Contract, it is initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund or the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

         Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, a Fund or the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, a Fund or the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.


         Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange). Unlike interest rate Futures Contracts, Futures Contracts on stock indexes which may be entered into provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks.

         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.


         Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities or an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's or the Portfolio's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates or overall stock market prices against which the Fund or the Portfolio seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

                          LOANS OF PORTFOLIO SECURITIES


         Securities of a Fund or the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of that Fund or the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays a Fund or the Portfolio any income accruing thereon, and cash collateral may be invested for that Fund or the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation or the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders or the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund or the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co.


INVESTMENT RESTRICTIONS

================================================================================


         Each Fund and the Portfolio operate under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities as defined in the 1940 Act of the Fund or the Portfolio, as the case may be (See "Additional Information".)


         Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to a Fund, may:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, for the Inflation-Indexed Securities Fund and the Portfolio only, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (I) under the caption "State and Federal Restrictions";


         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

         (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

         (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (6) with respect to the Inflation-Indexed Securities Fund and the Portfolio, enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

         (12) with respect to the Inflation-Indexed Securities Fund and the Portfolio, purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); or

         (13) with respect to the U.S. Equity Fund, purchase more than 10% of the outstanding voting securities of any one issuer.


         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies the Corporation, on behalf of each Fund and the Portfolio, may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (I) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceeds 5% of its total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; invest more than 15% of its net assets in over-the-counter options, time deposits with a maturity of more than seven days, repurchase agreements, securities of foreign issuers which are not registered under the Securities Act of 1933 and other securities that are illiquid or otherwise not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class and all preferred stock of an issuer is deemed a single class, except that futures and option contracts are not subject to this restriction, (viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation (this restriction shall not apply to any obligations of the U.S. Government, its agencies or instrumentalities), or (ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Corporation, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

DIRECTORS, TRUSTEES AND OFFICERS

================================================================================

         The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, their principal occupation during the past five years (although their titles may have varied during the period) and business address are:

                          DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 71 Broadway, New York, NY 10006.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Chairman and Chief Executive Officer - AT&T Investment Management Corporation; Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address is American Telephone and Telegraph Co., Inc., One Oak Way, Room 2EA 176, Berkeley Heights, NJ 07922.

         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Private investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.


         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994); Member of Valuation Committee of T. Rowe Threshold Fund, L.P. (prior to 1992), Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.


                            TRUSTEES OF THE PORTFOLIO

         H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund (since August 1990). His business address is P.O. Box 1812, Pebble Beach, CA 93953.

         RICHARD L. CARPENTER** -- Trustee; Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December
1995). His business address is Herrickbrook Road, Pawlet, Vermont 05761.

         CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.



         DAVID M. SEITZMAN** -- Trustee; Practicing Physician with Seitzman, Shuman, Kwart and Phillips; Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 2021 K. Street, N.W., Suite 408, Washington, DC 20006.

                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO


         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994). Her business address is Elizabethan Square, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI.

         LINDA T. GIBSON -- Secretary; Vice President and Assistant Secretary of SFG (since June, 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993); graduate student, Boston University School of Law (prior to May, 1992).

         MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).
-------------------------

* Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

** These Directors and Trustees are members of the Audit Committee of the Corporation or the Portfolio, as the case may be.

*** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, and Elder and Mss. Gibson, Jakuboski, and Mugler also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

         Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000. The aggregate compensation to each Director from the Corporation and the Fund Complex (the Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series) was less than $60,000.


         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio, Small Company Portfolio,

International Equity Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Portfolios was less than $60,000.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         As of February [ ], 1997, the directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio except that the Louis Calder Foundation owned 134,250 (6.0%) shares of the Fund and Atlantic Energy Corp. owned 121,550 (5.4%) shares of the Fund. The address of each of the above named is C/O Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005. As of that date the partners of Brown Brothers Harriman & Co. and their immediate families owned 123,780 (5.5%) shares of the Fund. Also, Brown Brothers Harriman & Co. employees pension plan on that date held 112,330 (5.0%) of the Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional 843,413 (37.6%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.

INVESTMENT ADVISER

================================================================================

         Under its Investment Advisory Agreements with the Corporation, on behalf of the U.S. Equity Fund, and the Portfolio, subject to the general supervision of the Corporation's Directors or the Portfolio's Trustees, as the case may be, and in conformance with the stated policies of the Fund and the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the U.S. Equity Fund and the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Fund and the Portfolio, to place the purchase and sale orders, and to manage, generally, the investments of the Fund and the Portfolio.


         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation with respect to the U.S. Equity Fund is dated June 9, 1992, as amended and restated November 1, 1993. The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated December 15, 1993. Each agreement remains in effect for two years from its date and thereafter, but only so long as each such agreement is specifically approved at least annually (I) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors or the

Portfolio's Trustees, as the case may be, and (ii) by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, who are not parties to that Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement was most recently approved by the Independent Directors/Trustees on December 18, 1996. Each Investment Advisory Agreement terminates automatically if assigned and is terminable with respect to the Fund or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act ) on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation or the Portfolio, as the case may be. (See "Additional Information".)


         With respect to the U.S. Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Fund's average daily net assets. For the fiscal years ended October 31, 1994, October 31, 1995, and October 31, 1996, respectively, the Fund incurred $107,493, $167,339, and $277,632, respectively, for advisory services.


         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the Fund from November 1, 1993 to the date of this prospectus, at which time the Corporation began to seek to achieve the

Inflation-Indexed Securities Fund's investment objective by investing all of the Fund's investable assets in the Portfolio. For the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, the Fund incurred $40,169, $40,190, and $46,266, respectively, for advisory services.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Funds. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation or the Portfolio or were prohibited from acting in such capacity, it is expected that the Directors or the Trustees, as the case may be, would recommend the respective investors that they approve a new investment advisory agreement for the Fund or the Portfolio, as the case may be, with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement with the Corporation or its Administration Agreement with the Corporation or the Portfolio or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR

================================================================================


         The Administration Agreements between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated [DATE]) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement and the Portfolio's Administration Agreement on December 18, 1996 and [DATE], respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be. (See "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from each Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of each Fund's average daily net assets. For the fiscal year ended October 31, 1994 the U.S. Equity Fund and the Inflation-Indexed Securities Fund incurred $24,806 and $15,063, respectively, for administrative services. For the fiscal year ended October 31, 1995 the U.S. Equity Fund and the Inflation-Indexed Securities Fund incurred $38,617 and $15,071, respectively, for administrative services. For the fiscal year ended October 31, 1996 the U.S. Equity Fund and the Short/Intermediate Fixed Income Fund incurred $64,069 and $17,350, respectively, for administrative services.


         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

DISTRIBUTOR

================================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 21, 1996. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of each Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information".) The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

NET ASSET VALUE; REDEMPTION IN KIND

================================================================================

         The net asset value of each Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of a Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Inflation-Indexed Securities Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors of the Corporation or Board of Trustees of the Portfolio, as the case may be. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors or the Portfolio's Trustees, as the case may be. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for a Fund or the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Directors and/or Trustees.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE

================================================================================


         The average annual total return of a Fund is calculated for any period by (a) dividing (I) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

         The total rate of return of a Fund for any specified period is calculated by (a) dividing (I) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         The annualized average rate of return for the U.S. Equity Fund and the Inflation-Indexed Securities Fund for the period July 23, 1992 (commencement of operations) to October 31, 1996 was 15.15% and [ ]%, respectively. The average annual rate of return for the U.S. Equity Fund and the Inflation-Indexed Securities Fund for the fiscal year ended October 31, 1996 was 19.32% and [ ]%, respectively. The average annual rate of return for the U.S. Equity Fund and the Inflation-Indexed Securities Fund for the 5-year period ended October 31, 1996 was [ ]% and [ ]%, respectively.


         Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund or the Portfolio in the case of the Inflation-Indexed Securities Fund and the Fund or the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

         Any "yield" quotation of the Inflation-Indexed Securities Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

  The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund or the Portfolio in the case of the Inflation-Indexed Securities Fund, changes in interest rates on investments, and the Fund's or the Fund's and the Portfolio's expenses during the period.

         Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES

================================================================================

         Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund is not subject to federal income taxes on amounts distributed to shareholders.


         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund ( or the Portfolio in the case of the Inflation-Indexed Securities Fund) be diversified so that, at the end of each quarter of its fiscal year, (I) at least 50% of the market value of a Fund's (or the Portfolio's) assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's (or the Portfolio's) assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's (or the Portfolio's) assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of a Fund's (or the Portfolio's) net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders (or the Portfolio's investors).

         Gains or losses on sales of securities for a Fund or the Portfolio are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for that Fund or the Portfolio. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Fund or the Portfolio lapses or is terminated through a closing transaction, such as a repurchase for that Fund or the Portfolio of the option from its holder, that Fund or the Portfolio, as the case may be, may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for a Fund or the Portfolio pursuant to the exercise of a call option written for it, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's or the Portfolio's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures .

         Certain options contracts held for a Fund or the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. A Fund or the Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.


         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         OTHER TAXES. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

DESCRIPTION OF SHARES

==============================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street U.S. Equity Fund and 25,000,000 as shares of The 59 Wall Street Inflation-Indexed Securities Fund. The Corporation currently consists of six portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         The Corporation may, in the future, seek to achieve the U.S. Equity Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.


         It is expected that the investment of the U.S. Equity Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

         However, subject to applicable statutory and regulatory requirements, the Corporation would not request a vote of the Fund's shareholders with respect to any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS

================================================================================

                                U.S. EQUITY FUND

         In effecting securities transactions for this Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a broker's ability to execute orders without disturbing the market price, a broker's reliability for prompt, accurate confirmations and on-time delivery of securities, and the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by a broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by that broker.


         For the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, the aggregate commissions paid by the U.S. Equity Fund were $47,685, $66,007, and [ ], respectively.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman & Co. as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from that Fund.

         The use of Brown Brothers Harriman & Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Corporation to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met.

         In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

         A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

         For the fiscal years ended October 31, 1994, 1995 and 1996, total transactions with a principal value of $25,304,200, $38,139,053 and [ ] were effected for the U.S. Equity Fund of which transactions with a principal value of $12,461,904, $16,283,300 and $[ ] were effected by Brown Brothers Harriman & Co. which involved payments of commissions to Brown Brothers Harriman & Co. of $24,675, $35,145 and $50,078, respectively.


         A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

                        INFLATION-INDEXED SECURITIES FUND

         Brown Brothers Harriman & Co., as Investment Adviser, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange, while infrequent, will be effected through brokers who charge a commission for their services. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

                                  MISCELLANEOUS


         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation or the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation or the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation or the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

COMMERCIAL PAPER AND NOTE RATINGS

================================================================================




Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (I) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (I)

 trend of earnings and cash flow with allowances made for unusual circumstances,
(ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

================================================================================


         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.


         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i)

 during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, a Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
================================================================================

         The Annual Report of the Funds dated October 31, 1996 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.



WS5129E

WS5231C


                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:

Financial  Statements included in the Prospectus  constituting
  Part A of this Registration Statement:

For each of The 59 Wall  Street  U.S.  Equity  Fund and The 59
Wall Street Short/Intermediate Fixed Income Fund:


                      Financial Highlights for the period July 23, 1992 (commencement of operations) to October 31, 1992 and the fiscal years ended October 31, 1993
                      1994, 1995 and 1996.


Financial Statements incorporated by reference in the Statement of Additional
  Information constituting Part B of this Registration Statement:

For each of The 59 Wall  Street  U.S.  Equity  Fund and
 The 59 Wall Street Short/Intermediate Fixed Income Fund:


                      Portfolio of Investments at October 31,  1996.
                      Statement of Assets and Liabilities at October 31, 1996. Statement of Operations for the fiscal year ended
                      October 31,  1996.
                      Statement of Changes in Net Assets for the fiscal years ended October 31, 1995 and 1996.
                      Financial Highlights for the period July 23, 1992 (commencement of operations) to October 31, 1992 and the fiscal years ended October 31, 1993, 1994, 1995 and 1996. Notes to Financial Statements.
                      Independent Auditors' Report
                      Management's Discussion of Fund Performance

         (b)  Exhibits:


               1 -- (a) Restated Articles of Incorporation of the Registrant.(7)
                 -- (b) Establishment and Designation of Series of The 59 Wall
                        Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
                 -- (c) Establishment and Designation of Series of The 59 Wall
                        Street Small Company Fund.(7)
                 -- (d) Establishment and Designation of Series of The 59 Wall
                        Street International Equity Fund.(7)
                 -- (e) Establishment and Designation of Series of The 59 Wall
                        Street Short Term Fund. (7)
                 -- (f) Redesignation of series of the 59 Wall Street Short/
                        Intermediate Fixed Income Fund. (8)



               2 --     Amended and Restated By-Laws of the Registrant.(7)

               3 --     Not Applicable.

               4 --     Not Applicable.


               5 -- (a) Advisory Agreement with respect to The 59 Wall Street
                        U.S. Equity Fund.(7)

                    (b) Advisory Agreement with respect to The 59 Wall Street
                        Short/Intermediate Fixed Income Fund.(7)

               6 -- Form of Amended and Restated Distribution Agreement.(3)


               7 --  Not Applicable.

               8 -- (a) Form of Custody Agreement.(2)

                    (b) Form of Transfer Agency Agreement.(2)

               9 -- (a) Amended and Restated Administration Agreement.(6)

                    (b) Subadministrative Services Agreement.(6)

                    (c) Form of License Agreement.(1)

                    (d) Amended and Restated Shareholder Servicing Agreement.(6)

                    (e) Amended and Restated Eligible Institution Agreement.(6)

                    (f) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street U.S. Equity Fund.(6)


                    (g) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street Short/Intermediate Fixed
                        Fund.(6)

              10 --     Opinion of Counsel (including consent).(2)

              11 --     Independent auditors' consent.(8)

              12 --     Not Applicable.

              13 -- Copies of investment representation letters from initial shareholders.(2)

              14 --     Not Applicable.

              15 --     Not Applicable.


              16 --    Schedule for Computation of Performance Quotations.(5)

              17 --    Financial Data Schedule.(8)



(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with Amendment No.2 to this Registration Statement on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with Amendment No.9 to this Registration Statement on
   December 30, 1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)To be filed by amendment.




Item 25.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 26.  Number of Holders of Securities.


    Title of Class                            Number of Record Holders
     Common Stock                               (as of November 30, 1996)


The 59 Wall Street Small Company Fund                      471
The 59 Wall Street European Equity Fund                  1,379
The 59 Wall Street Pacific Basin Equity Fund             1,461
The 59 Wall Street Short/Intermediate Fixed Income Fund    113
The 59 Wall Street U.S. Equity Fund                        422
The 59 Wall Street International Equity Fund                 0

Item 27.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 29.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                          Officer, President
                          and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Assistant Secretary              Secretary


Molly S. Mugler          Assistant Secretary              Assistant Secretary


Linwood C. Downs         Treasurer                               --


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480




         (c)      Not Applicable.

Item 30.          Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         6 St. James Avenue
         Boston, MA 02116

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         6 St. James Avenue
         Boston, MA 02116
            (distributor)

         59 Wall Street Administrators, Inc.
         6 St. James Avenue
         Boston, MA 02116
         (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
        (custodian and transfer agent)

Item 31.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 30th day of December, 1996.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
 (J.V. Shields, Jr.)                          the Board



/s/ PHILIP W. COOLIDGE                        President (Principal
(Philip W. Coolidge)                          Executive Officer)



/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer
(John R. Elder)